UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-02333

New Perspective Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: March 31, 2015

Michael W. Stockton

New Perspective Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Mark D. Perlow

K&L Gates LLP

Four Embarcadero Center, Suite 1200

San Francisco, California 94111

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

New Perspective Fund® Semi-annual report for the six months ended March 31, 2015

New Perspective Fund seeks to provide long-term growth of capital. Future income is a secondary objective.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2015:

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	1.58%	9.68%	8.19%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio was 0.76% for Class A shares as of the prospectus dated December 1, 2014.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

For the six months ended March 31, 2015, New Perspective Fund gained 6.48% for those who reinvested the 23.0 cents per share dividend paid in December 2014. This return significantly exceeded the 2.73% increase recorded by the fund’s primary benchmark, the unmanaged MSCI ACWI (All Country World Index), which measures returns of equity markets in 46 countries.

The fund also outpaced its peers, as measured by the Lipper Global Funds Average, which climbed 3.03%. As seen in the table below, the fund has surpassed its benchmarks over longer time frames as well.

Dollar strength tempers global markets’ advance

World markets rose modestly during the period as investors contended with steep declines in oil prices, a sharply appreciating U.S. dollar and a potential interest rate hike from the Federal Reserve. U.S. markets posted solid gains as economic data and corporate earnings supported equity prices. After hitting a succession of record highs at the start of 2015, U.S. stocks advanced moderately in the second half of the reporting period as uncertainty over global growth and the sustainability of corporate earnings weighed on investors. In all, U.S.* equities advanced 6.25%.

Local markets in Europe notched strong gains, but a nearly 15% decline in the euro hurt U.S. dollar-based investors. Overall, European equities dropped 1.05% for

*	Unless otherwise indicated, country and region returns are based on MSCI indexes, expressed in U.S. dollars and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes, except the MSCI USA Index, which reflects dividends gross of withholding taxes.

Results at a glance

For periods ended March 31, 2015, with all distributions reinvested.

	Cumulative total returns		Average annual total returns
	6 months	1 year	5 years	10 years	Lifetime (since 3/13/73)

New Perspective Fund (Class A shares)	6.48%	7.78%	10.98%	8.83%	12.45%
MSCI ACWI[1,2]	2.73	5.42	8.99	6.44	—	[3]
Standard & Poor’s 500 Composite Index[1]	5.92	12.71	14.45	8.00	10.43
Lipper Global Funds Average	3.03	3.86	9.13	6.38	10.38

[1]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[2]	Results reflect dividends net of withholding taxes.
[3]	The MSCI ACWI began operations on December 31, 1987.

New Perspective Fund	1

dollar-based investors. To combat fears that the region might fall into another recession, the European Central Bank announced that it would buy bonds and expand its balance sheet by as much as €3 trillion in an attempt to boost lending and jump-start economic activity. In Japan, a weakening yen also took some shine off returns for U.S. investors. Nevertheless, the depreciating currency sparked a surge in corporate earnings for many of the nation’s exporters, which, along with the government’s decision to postpone a planned sales tax hike in 2015 by 18 months, helped equities advance 7.54%.

Sector returns vary wildly

Amid uneven economic growth in most of the world, there was a wide dispersion of returns among sectors during the first half of the fund’s fiscal year. Health care and consumer discretionary stocks recorded the biggest increases, helped by rampant mergers-and-acquisitions activity and strong fourth-quarter earnings. Information technology and consumer staples also proved beneficial. Energy shares were battered as oversupply concerns sent oil and gas prices plummeting. Materials also fell as commodity prices continued to decline on softening demand from China. The utilities sector was hurt by a looming rise in interest rates.

A focus on companies drives results

While macroeconomic events played a significant role in market movement during the period, our company-by-company approach to choosing investments helped the fund outpace the broader markets. Select airlines contributed to results as slumping oil prices triggered a decline in the cost of aviation jet fuel. United Continental (43.73%), American Airlines (48.76%) and Delta (24.37%) all gained. Beyond the short-term benefit of lower oil prices, the airline industry is being transformed by an increased focus on capacity discipline. Putting more seats on bigger planes and making fewer trips on unprofitable routes are just some of the things that should provide a tailwind for these companies over the longer term.

Health care firms were another area of strength. In particular, Novo Nordisk gained 11.82%. The European pharmaceutical company received approval in the U.S. for its chronic weight management drug and resubmitted its application to the FDA for its long-acting insulin. Regeneron Pharmaceuticals (25.23%) also benefited from positive enthusiasm surrounding its drug pipeline. The fund continues to maintain a healthy exposure to pharmaceutical and biotechnology firms. We believe that research and development are experiencing a renaissance. As such, we feel that select companies may be on the verge of delivering innovative and potentially disruptive technologies to treat unmet medical needs.

Other sizable contributors to the fund included investments in the consumer discretionary sector. Naspers, a South Africa-based media and internet group, advanced 39.14%. It was helped by strong revenue growth at Tencent — China’s largest internet service provider — of which it owns a third. Tencent has made significant headway in the country’s competitive, rapidly-growing market for other online services. After new business lines and expansion costs eroded profits in the

2	New Perspective Fund

latter half of 2014, Amazon rebounded (15.40%) during the first quarter of 2015 on improving margins. We continue to like Amazon because of its dominant positions in e-commerce and cloud infrastructure. We also find its willingness to reinvest in promising long-term growth areas to be attractive, despite the fact that these decisions can sometimes hurt the company’s share price in the short run.

Our largest investments in the information technology sector produced mixed results. Taiwan Semiconductor rose 17.50%, but shares of ASML (2.31%) and Google (–5.37%) paused after strong runs over the last five years. Microsoft (–12.31%) also lagged the broader markets. Despite its showing, we believe Microsoft has a number of attributes that continue to make it an attractive holding. Management is using their market and pricing power to drive a shift toward a subscription revenue model, while also cutting costs and allocating cash in a more efficient manner. Elsewhere, AIA gained (21.21%). Since its IPO five years ago, the insurer has delivered consecutive years of high growth. We continue to believe that AIA’s strong balance sheet, exposure to under-penetrated markets and the improving quality of its sales force have the potential to provide tailwinds over the long term.

The big picture

While results for the period were certainly robust, it is important to remember that our sole focus is on delivering growth of capital over the long term. Outpacing benchmarks over single periods or short time frames is not our goal. With each investment we make we ask ourselves the question, “Is this a company that can create and retain value for investors?” This approach enables us to invest in a number of companies that may be spending heavily, taking bold chances on unique products or reorganizing for future growth. It has also allowed us to look beyond temporary events, such as volatile currency movements, because we believe that company fundamentals are what matter most over time.

As a testament to this approach, it is worth mentioning that New Perspective Fund recently won the best fund award in the Lipper Global Large-Cap Growth category for its consistently strong risk-adjusted results, relative to peers, over the 10 years ended December 31, 2014. The award speaks to the fact that a nuanced, research-driven approach can produce superior results for patient investors.

We thank you for your commitment to New Perspective Fund.

Sincerely,

Robert W. Lovelace
President

May 7, 2015

For current information about the fund, visit americanfunds.com.

New Perspective Fund	3

Summary investment portfolio March 31, 2015	unaudited

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	48.81%
Euro zone*	12.64
Japan	6.23
United Kingdom	5.91
Denmark	5.09
Switzerland	4.30
Hong Kong	1.88
South Africa	1.81
Canada	1.66
Other countries	5.26
Short-term securities & other assets less liabilities	6.41
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands and Spain.

Common stocks 93.46%	Shares	Value (000)
Consumer discretionary 17.19%
Amazon.com, Inc.[1]	3,880,000	$1,443,748
Naspers Ltd., Class N2	6,045,060	928,153
Home Depot, Inc.	6,668,100	757,563
Priceline Group Inc.[1]	635,900	740,283
Liberty Global PLC, Class C1	7,145,100	355,897
Liberty Global PLC, Class A1	5,192,500	267,258
Walt Disney Co.	3,800,000	398,582
Burberry Group PLC[2]	14,039,591	360,563
CBS Corp., Class B	5,820,650	352,906
Toyota Motor Corp.[2]	4,961,300	346,257
Other securities		4,208,977
		10,160,187

Health care 15.16%
Novo Nordisk A/S, Class B2	56,236,585	3,009,026
Regeneron Pharmaceuticals, Inc.[1]	2,265,150	1,022,670
Bayer AG2	4,685,000	703,946
Novartis AG2	6,815,000	673,930

4	New Perspective Fund

	Shares	Value (000)
Vertex Pharmaceuticals Inc.[1]	3,959,000	$467,043
Merck & Co., Inc.	7,730,000	444,321
Incyte Corp.[1]	3,836,800	351,681
Roche Holding AG2	1,230,300	339,246
Other securities		1,947,793
		8,959,656

Information technology 15.02%
Google Inc., Class C1	990,400	542,739
Google Inc., Class A1	653,900	362,719
Microsoft Corp.	21,610,000	878,555
Taiwan Semiconductor Manufacturing Co., Ltd.[2]	162,320,994	753,059
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	3,000,000	70,440
ASML Holding NV2	5,538,381	564,327
ASML Holding NV (New York registered)	2,564,870	259,129
Avago Technologies Ltd.	5,091,800	646,557
Murata Manufacturing Co., Ltd.[2]	4,205,900	579,446
MasterCard Inc., Class A	4,900,000	423,311
Visa Inc., Class A	6,061,200	396,463
VeriSign, Inc.[1]	5,793,044	387,960
Texas Instruments Inc.	6,641,662	379,803
Other securities		2,629,337
		8,873,845

Industrials 12.76%
United Continental Holdings, Inc.[1]	12,490,000	839,952
Delta Air Lines, Inc.	15,000,000	674,400
United Technologies Corp.	5,227,900	612,710
American Airlines Group Inc.	10,590,000	558,940
Boeing Co.	3,548,400	532,544
KONE Oyj, Class B2	8,120,300	359,965
Geberit AG2	925,000	347,241
Other securities		3,617,182
		7,542,934

Financials 11.40%
AIA Group Ltd.[2]	127,676,400	800,212
CME Group Inc., Class A	7,429,332	703,632
ACE Ltd.	5,018,800	559,546
Prudential PLC[2]	17,986,141	445,341
ICICI Bank Ltd. (ADR)	34,633,500	358,803
ICICI Bank Ltd.[2]	16,650,797	83,883
JPMorgan Chase & Co.	7,220,000	437,388
Goldman Sachs Group, Inc.	1,882,100	353,778
Other securities		2,991,774
		6,734,357

Consumer staples 10.10%
Associated British Foods PLC[2]	15,068,556	629,537
Pernod Ricard SA2	4,768,616	562,716
British American Tobacco PLC[2]	10,747,500	555,271
Nestlé SA2	6,527,300	492,807

New Perspective Fund	5

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Coca-Cola Co.	8,816,100	$357,493
Other securities		3,372,999
		5,970,823

Other 7.41%
Other securities		4,382,104

Miscellaneous 4.42%
Other common stocks in initial period of acquisition		2,610,977

Total common stocks (cost: $33,680,300,000)		55,234,883

Rights & warrants 0.00%
Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		415

Total rights & warrants (cost: $407,000)		415

Convertible bonds 0.01%	Principal amount (000)
Consumer staples 0.01%
Other securities		3,921

Total convertible bonds (cost: $5,605,000)		3,921

Bonds, notes & other debt instruments 0.12%
U.S. Treasury bonds & notes 0.12%
Other securities		69,655

Total bonds, notes & other debt instruments (cost: $69,642,000)		69,655

Short-term securities 6.27%
Fannie Mae 0.03%–0.22% due 4/1/2015–1/4/2016	$558,300	558,177
Federal Home Loan Bank 0.06%–0.20% due 4/1/2015–11/23/2015	632,700	632,490
Freddie Mac 0.08%–0.27% due 4/14/2015–12/14/2015	462,500	462,398
Other securities		2,054,703

Total short-term securities (cost: $3,707,472,000)		3,707,768
Total investment securities 99.86% (cost: $37,463,426,000)		59,016,642
Other assets less liabilities 0.14%		83,074

Net assets 100.00%		$59,099,716

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

6	New Perspective Fund

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $1,781,825,000, which represented 3.01% of the net assets of the fund) were acquired in transactions exempt from registration under section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. “Other securities” also includes securities which were pledged as collateral. The total value of pledged collateral was $3,091,000, which represented .01% of the net assets of the fund.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $437,225,000 over the prior 12-month period.

			Contract amount		Unrealized appreciation (depreciation)
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 3/31/2015 (000)
Sales:
Japanese yen	4/14/2015	HSBC Bank	$32,505	¥3,850,000	$397
Japanese yen	4/16/2015	Citibank	$77,461	¥9,400,000	(934)
Japanese yen	4/23/2015	JPMorgan Chase	$11,408	¥1,378,000	(86)
Japanese yen	4/27/2015	Bank of America, N.A.	$25,052	¥3,000,000	28
Japanese yen	4/27/2015	UBS AG	$11,507	¥1,378,000	13
Japanese yen	4/28/2015	Bank of America, N.A.	$11,404	¥1,379,000	(99)
Japanese yen	5/19/2015	Bank of New York Mellon	$50,877	¥6,065,000	273
Japanese yen	5/19/2015	Citibank	$17,609	¥2,100,000	87
Japanese yen	6/4/2015	Bank of America, N.A.	$177,517	¥21,300,000	(239)
					$(560)

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. Further details on such holdings and related transactions during the six months ended March 31, 2015, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 3/31/2015 (000)
VeriSign, Inc.[1,3]	8,077,444	—	2,284,400	5,793,044	$—	$—

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $24,135,227,000, which represented 40.84% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Unaffiliated issuer at 3/31/2015.

Key to abbreviation and symbol

ADR = American Depositary Receipts

¥ = Japanese yen

See Notes to Financial Statements

New Perspective Fund	7

Financial statements

Statement of assets and liabilities at March 31, 2015	unaudited (dollars in thousands)

Assets:
Investment securities, at value (cost: $37,463,426)		$59,016,642
Cash denominated in currencies other than U.S. dollars (cost: $3,574)		3,574
Cash		3,347
Unrealized appreciation on open forward currency contracts		798
Receivables for:
Sales of investments	$32,330
Sales of fund’s shares	52,468
Dividends and interest	141,175	225,973
		59,250,334
Liabilities:
Unrealized depreciation on open forward currency contracts		1,358
Payables for:
Purchases of investments	24,677
Repurchases of fund’s shares	72,306
Investment advisory services	19,174
Services provided by related parties	17,108
Trustees’ deferred compensation	4,455
Other	11,540	149,260
Net assets at March 31, 2015		$59,099,716

Net assets consist of:
Capital paid in on shares of beneficial interest		$35,811,491
Undistributed net investment income		177,066
Undistributed net realized gain		1,565,648
Net unrealized appreciation		21,545,511
Net assets at March 31, 2015		$59,099,716

See Notes to Financial Statements

8	New Perspective Fund

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,560,432 total shares outstanding)

		Shares		Net asset value
	Net assets	outstanding		per share
Class A	$37,576,944	989,441		$37.98
Class B	152,567	4,068		37.50
Class C	1,404,862	38,197		36.78
Class F-1	1,346,206	35,626		37.79
Class F-2	2,523,659	66,562		37.91
Class 529-A	1,604,036	42,654		37.61
Class 529-B	22,454	605		37.12
Class 529-C	356,751	9,707		36.75
Class 529-E	76,198	2,044		37.27
Class 529-F-1	65,234	1,738		37.54
Class R-1	105,624	2,893		36.51
Class R-2	601,167	16,333		36.81
Class R-2E	10	—	*	37.89
Class R-3	1,693,417	45,484		37.23
Class R-4	1,898,547	50,581		37.53
Class R-5	1,488,120	39,202		37.96
Class R-6	8,183,920	215,297		38.01

*	Amount less than one thousand.

See Notes to Financial Statements

New Perspective Fund	9

Statement of operations for the six months ended March 31, 2015	unaudited (dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $24,626)	$436,508
Interest	2,965	$439,473
Fees and expenses*:
Investment advisory services	108,886
Distribution services	65,475
Transfer agent services	29,138
Administrative services	6,901
Reports to shareholders	1,335
Registration statement and prospectus	928
Trustees’ compensation	397
Auditing and legal	85
Custodian	2,096
Other	1,048	216,289
Net investment income		223,184

Net realized gain and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $2,037; also includes $19,215 net gain from affiliates)	1,597,640
Forward currency contracts	59,124
Currency transactions	(20,712)	1,636,052
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $2,089)	1,773,014
Forward currency contracts	(18,748)
Currency translations	(2,981)	1,751,285
Net realized gain and unrealized appreciation on investments, forward currency contracts and currency		3,387,337

Net increase in net assets resulting from operations		$3,610,521

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

10	New Perspective Fund

Statements of changes in net assets

(dollars in thousands)

	Six months ended March 31, 2015*	Year ended September 30, 2014
Operations:
Net investment income	$223,184	$547,431
Net realized gain on investments, forward currency contracts and currency transactions	1,636,052	3,357,933
Net unrealized appreciation on investments, forward currency contracts and currency translations	1,751,285	1,333,525
Net increase in net assets resulting from operations	3,610,521	5,238,889

Dividends and distributions paid to shareholders:
Dividends from net investment income	(347,474)	(426,410)
Distributions from net realized gain on investments	(3,366,520)	(2,488,189)
Total dividends and distributions paid to shareholders	(3,713,994)	(2,914,599)

Net capital share transactions	2,897,517	2,287,346

Total increase in net assets	2,794,044	4,611,636

Net assets:
Beginning of period	56,305,672	51,694,036
End of period (including undistributed net investment income: $177,066 and $301,356, respectively)	$59,099,716	$56,305,672

*	Unaudited.

See Notes to Financial Statements

New Perspective Fund	11

Notes to financial statements	unaudited

1. Organization

New Perspective Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company. The fund seeks to provide long-term growth of capital. Future income is a secondary objective.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None
*	Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting

12	New Perspective Fund

principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

New Perspective Fund	13

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as

14	New Perspective Fund

the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are

New Perspective Fund	15

reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of March 31, 2015 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$7,028,369	$3,131,818	$—	$10,160,187
Health care	3,676,467	5,283,189	—	8,959,656
Information technology	5,670,629	3,203,216	—	8,873,845
Industrials	4,643,531	2,899,403	—	7,542,934
Financials	3,653,171	3,081,186	—	6,734,357
Consumer staples	1,755,871	4,214,952	—	5,970,823
Other	2,625,576	1,756,528	—	4,382,104
Miscellaneous	2,046,457	564,520	—	2,610,977
Rights & warrants	—	415	—	415
Convertible bonds	—	3,921	—	3,921
Bonds, notes & other debt instruments	—	69,655	—	69,655
Short-term securities	—	3,707,768	—	3,707,768
Total	$31,100,071	$27,916,571	$—	$59,016,642

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$798	$—	$798
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(1,358)	—	(1,358)
Total	$—	$(560)	$—	$(560)

*	Securities with a value of $23,644,776,000, which represented 40.01% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

16	New Perspective Fund

Issuer risks — The prices of, and the income generated by, securities held by the fund may also decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions, and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled or operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

New Perspective Fund	17

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of or for the six months ended March 31, 2015 (dollars in thousands):

	Assets		Liabilities
Contract	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Unrealized appreciation on open forward currency contracts	$798	Unrealized depreciation on open forward currency contracts	$1,358

	Net realized gain		Net unrealized depreciation
Contract	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Net realized gain on forward currency contracts	$59,124	Net unrealized depreciation on forward currency contracts	$(18,748)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

18	New Perspective Fund

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of March 31, 2015 (dollars in thousands) if close-out netting was exercised:

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$28	$(28)	$—	$—	$—
Bank of New York Mellon	273	—	—	—	273
Citibank	88	(88)	—	—	—
HSBC Bank	397	—	(171)	—	226
UBS AG	12	—	—	—	12
	$798	$(116)	$(171)	$—	$511
Liabilities:
Bank of America, N.A.	$338	$(28)	$(310)	$—	$—
Citibank	935	(88)	(847)	—	—
JPMorgan Chase	85	—	—	—	85
	$1,358	$(116)	$(1,157)	$—	$85

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended March 31, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2011, by state tax authorities for tax years before 2009 and by tax authorities outside the U.S. for tax years before 2007.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

New Perspective Fund	19

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of September 30, 2014, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$331,777
Undistributed long-term capital gains	3,365,123

As of March 31, 2015, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$22,605,785
Gross unrealized depreciation on investment securities	(1,123,132)
Net unrealized appreciation on investment securities	21,482,653
Cost of investment securities	37,533,989

20	New Perspective Fund

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Six months ended March 31, 2015						Year ended September 30, 2014
					Total				Total
	Ordinary		Long-term		distributions		Ordinary	Long-term	distributions
Share class	income		capital gains		paid		income	capital gains	paid
Class A	$215,948		$2,150,090		$2,366,038		$280,895	$1,640,426	$1,921,321
Class B	—		10,454		10,454		—	12,763	12,763
Class C	—		83,654		83,654		848	65,440	66,288
Class F-1	6,377		73,792		80,169		9,609	60,511	70,120
Class F-2	18,880		133,276		152,156		15,742	69,454	85,196
Class 529-A	8,071		91,725		99,796		10,501	66,972	77,473
Class 529-B	—		1,529		1,529		—	1,782	1,782
Class 529-C	—	*	21,044		21,044		80	15,690	15,770
Class 529-E	207		4,414		4,621		353	3,311	3,664
Class 529-F-1	466		3,710		4,176		499	2,474	2,973
Class R-1	—		6,265		6,265		121	4,581	4,702
Class R-2	—		36,079		36,079		621	28,798	29,419
Class R-2E†	—	*	—	*	—	*	—	—	—
Class R-3	4,238		100,261		104,499		8,712	79,005	87,717
Class R-4	10,665		111,671		122,336		13,609	79,980	93,589
Class R-5	14,294		96,420		110,714		14,172	62,229	76,401
Class R-6	68,328		442,136		510,464		70,648	294,773	365,421
Total	$347,474		$3,366,520		$3,713,994		$426,410	$2,488,189	$2,914,599

*	Amount less than one thousand.
†	Class R-2E shares were offered beginning August 29, 2014.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.360% on such assets in excess of $55 billion. For the six months ended March 31, 2015, the investment advisory services fee was $108,886,000, which was equivalent to an annualized rate of 0.383% of average daily net assets.

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Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of March 31, 2015, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide

22	New Perspective Fund

services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the six months ended March 31, 2015, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent	Administrative	529 plan
Share class	services	services	services	services
Class A	$43,362	$22,014	$1,820	Not applicable
Class B	857	113	Not applicable	Not applicable
Class C	6,826	834	343	Not applicable
Class F-1	1,552	721	312	Not applicable
Class F-2	Not applicable	1,129	569	Not applicable
Class 529-A	1,712	743	385	$686
Class 529-B	124	15	6	11
Class 529-C	1,709	178	86	153
Class 529-E	182	23	18	33
Class 529-F-1	—	30	16	27
Class R-1	510	48	26	Not applicable
Class R-2	2,195	962	147	Not applicable
Class R-2E	—	— *	— *	Not applicable
Class R-3	4,132	1,164	414	Not applicable
Class R-4	2,314	825	463	Not applicable
Class R-5	Not applicable	324	387	Not applicable
Class R-6	Not applicable	15	1,909	Not applicable
Total class-specific expenses	$65,475	$29,138	$6,901	$910

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $397,000 in the fund’s statement of operations includes $234,000 in current fees (either paid in cash or deferred) and a net increase of $163,000 in the value of the deferred amounts.

New Perspective Fund	23

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

			Reinvestments of
			dividends and				Net increase
	Sales[1]		distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended March 31, 2015

Class A	$1,183,092	31,490	$2,307,511	62,961	$(2,273,233)	(60,637)	$1,217,370	33,814
Class B	1,062	29	10,380	286	(53,635)	(1,461)	(42,193)	(1,146)
Class C	108,397	2,978	82,135	2,309	(159,158)	(4,397)	31,374	890
Class F-1	184,587	4,950	78,644	2,156	(119,561)	(3,215)	143,670	3,891
Class F-2	458,342	12,226	142,411	3,894	(239,064)	(6,402)	361,689	9,718
Class 529-A	79,447	2,139	99,773	2,749	(88,994)	(2,395)	90,226	2,493
Class 529-B	178	5	1,529	42	(7,576)	(208)	(5,869)	(161)
Class 529-C	19,000	522	21,041	592	(23,142)	(637)	16,899	477
Class 529-E	3,780	102	4,622	128	(4,733)	(128)	3,669	102
Class 529-F-1	8,128	218	4,175	115	(7,026)	(189)	5,277	144
Class R-1	7,447	206	6,264	178	(9,660)	(267)	4,051	117
Class R-2	58,480	1,608	36,049	1,013	(87,345)	(2,401)	7,184	220
Class R-2E	—	—	—	—	—	—	—	—
Class R-3	146,934	4,001	104,434	2,904	(224,776)	(6,140)	26,592	765
Class R-4	162,643	4,385	122,320	3,376	(232,000)	(6,302)	52,963	1,459
Class R-5	375,302	9,992	110,570	3,020	(371,915)	(10,143)	113,957	2,869
Class R-6	1,038,587	28,080	510,463	13,924	(678,392)	(18,209)	870,658	23,795
Total net increase (decrease)	$3,835,406	102,931	$3,642,321	99,647	$(4,580,210)	(123,131)	$2,897,517	79,447

24	New Perspective Fund

				Reinvestments of
				dividends and				Net increase
	Sales[1]			distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended September 30, 2014

Class A	$2,465,044	65,153		$1,873,688	50,300	$(3,979,795)	(104,973)	$358,937	10,480
Class B	4,801	128		12,664	343	(120,926)	(3,238)	(103,461)	(2,767)
Class C	234,834	6,393		64,888	1,788	(333,591)	(9,076)	(33,869)	(895)
Class F-1	430,710	11,466		68,901	1,859	(749,886)	(19,714)	(250,275)	(6,389)
Class F-2	1,125,370	29,519		80,259	2,158	(266,623)	(7,041)	939,006	24,636
Class 529-A	156,804	4,179		77,456	2,098	(158,952)	(4,218)	75,308	2,059
Class 529-B	577	16		1,781	49	(15,550)	(420)	(13,192)	(355)
Class 529-C	39,423	1,071		15,768	435	(44,863)	(1,216)	10,328	290
Class 529-E	7,399	200		3,663	100	(9,655)	(259)	1,407	41
Class 529-F-1	13,154	350		2,972	81	(8,118)	(216)	8,008	215
Class R-1	20,899	574		4,701	130	(19,684)	(537)	5,916	167
Class R-2	117,248	3,190		29,403	810	(175,627)	(4,769)	(28,976)	(769)
Class R-2E2	10	—	[3]	—	—	—	—	10	— [3]
Class R-3	345,373	9,292		87,653	2,395	(457,943)	(12,314)	(24,917)	(627)
Class R-4	429,833	11,506		93,570	2,539	(388,328)	(10,372)	135,075	3,673
Class R-5	337,947	8,949		76,276	2,050	(363,245)	(9,636)	50,978	1,363
Class R-6	1,775,502	46,811		364,456	9,784	(982,895)	(25,909)	1,157,063	30,686
Total net increase (decrease)	$7,504,928	198,797		$2,858,099	76,919	$(8,075,681)	(213,908)	$2,287,346	61,808

[1]	Includes exchanges between share classes of the fund.
[2]	Class R-2E shares were offered beginning August 29, 2014.
[3]	Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $6,463,917,000 and $7,005,670,000, respectively, during the six months ended March 31, 2015.

New Perspective Fund	25

Financial highlights

		Income from investment operations[1]
			Net gains
	Net asset	Net	(losses) on
	value,	investment	securities (both	Total from
	beginning	income	realized and	investment
	of period	(loss)[2]	unrealized)	operations
Class A:
Six months ended 3/31/2015[5,6]	$38.12	$.15	$2.23	$2.38
Year ended 9/30/2014	36.52	.37	3.28	3.65
Year ended 9/30/2013	30.34	.34	6.17	6.51
Year ended 9/30/2012	24.88	.31	5.44	5.75
Year ended 9/30/2011	26.54	.29	(1.66)	(1.37)
Year ended 9/30/2010	24.63	.29	1.93	2.22
Class B:
Six months ended 3/31/2015[5,6]	37.58	(.01)	2.22	2.21
Year ended 9/30/2014	36.02	.08	3.23	3.31
Year ended 9/30/2013	29.86	.09	6.10	6.19
Year ended 9/30/2012	24.42	.08	5.37	5.45
Year ended 9/30/2011	26.02	.07	(1.63)	(1.56)
Year ended 9/30/2010	24.15	.08	1.91	1.99
Class C:
Six months ended 3/31/2015[5,6]	36.91	(.01)	2.17	2.16
Year ended 9/30/2014	35.43	.07	3.18	3.25
Year ended 9/30/2013	29.44	.08	6.00	6.08
Year ended 9/30/2012	24.12	.08	5.29	5.37
Year ended 9/30/2011	25.76	.06	(1.62)	(1.56)
Year ended 9/30/2010	23.95	.08	1.88	1.96
Class F-1:
Six months ended 3/31/2015[5,6]	37.91	.14	2.23	2.37
Year ended 9/30/2014	36.34	.35	3.25	3.60
Year ended 9/30/2013	30.19	.33	6.14	6.47
Year ended 9/30/2012	24.76	.31	5.40	5.71
Year ended 9/30/2011	26.42	.28	(1.65)	(1.37)
Year ended 9/30/2010	24.53	.28	1.92	2.20
Class F-2:
Six months ended 3/31/2015[5,6]	38.11	.19	2.22	2.41
Year ended 9/30/2014	36.52	.46	3.28	3.74
Year ended 9/30/2013	30.35	.44	6.15	6.59
Year ended 9/30/2012	24.90	.39	5.42	5.81
Year ended 9/30/2011	26.57	.36	(1.67)	(1.31)
Year ended 9/30/2010	24.67	.36	1.92	2.28
Class 529-A:
Six months ended 3/31/2015[5,6]	37.75	.13	2.22	2.35
Year ended 9/30/2014	36.20	.34	3.23	3.57
Year ended 9/30/2013	30.08	.32	6.11	6.43
Year ended 9/30/2012	24.68	.29	5.38	5.67
Year ended 9/30/2011	26.35	.27	(1.66)	(1.39)
Year ended 9/30/2010	24.46	.27	1.92	2.19

26	New Perspective Fund

Dividends and distributions
Dividends		Total				Ratio of		Ratio of net
(from net	Distributions	dividends	Net asset		Net assets,	expenses		income (loss)
investment	(from capital	and	value, end	Total	end of period	to average		to average
income)	gains)	distributions	of period	return[3,4]	(in millions)	net assets		net assets[2]

$(.23)	$(2.29)	$(2.52)	$37.98	6.48%	$37,577	.77%[7]		.77%[7]
(.30)	(1.75)	(2.05)	38.12	10.13	36,424	.76		.98
(.33)	—	(.33)	36.52	21.65	34,514	.79		1.04
(.29)	—	(.29)	30.34	23.27	29,906	.80		1.11
(.29)	—	(.29)	24.88	(5.30)	26,896	.77		1.02
(.31)	—	(.31)	26.54	9.05	31,425	.79		1.14

—	(2.29)	(2.29)	37.50	6.09	153	1.53	[7]	(.05)[7]
—	(1.75)	(1.75)	37.58	9.28	196	1.51		.21
(.03)	—	(.03)	36.02	20.75	287	1.54		.27
(.01)	—	(.01)	29.86	22.31	370	1.56		.31
(.04)	—	(.04)	24.42	(6.00)	507	1.54		.24
(.12)	—	(.12)	26.02	8.25	769	1.55		.34

—	(2.29)	(2.29)	36.78	6.06	1,405	1.57	[7]	(.03)[7]
(.02)	(1.75)	(1.77)	36.91	9.28	1,377	1.55		.18
(.09)	—	(.09)	35.43	20.69	1,354	1.59		.24
(.05)	—	(.05)	29.44	22.27	1,206	1.60		.30
(.08)	—	(.08)	24.12	(6.08)	1,191	1.58		.22
(.15)	—	(.15)	25.76	8.19	1,404	1.59		.34

(.20)	(2.29)	(2.49)	37.79	6.48	1,346	.82	[7]	.75	[7]
(.28)	(1.75)	(2.03)	37.91	10.04	1,203	.82		.94
(.32)	—	(.32)	36.34	21.62	1,385	.82		1.00
(.28)	—	(.28)	30.19	23.24	1,131	.82		1.11
(.29)	—	(.29)	24.76	(5.34)	946	.81		1.00
(.31)	—	(.31)	26.42	9.04	1,002	.81		1.13

(.32)	(2.29)	(2.61)	37.91	6.59	2,524	.55	[7]	1.02	[7]
(.40)	(1.75)	(2.15)	38.11	10.38	2,166	.54		1.21
(.42)	—	(.42)	36.52	21.97	1,176	.54		1.31
(.36)	—	(.36)	30.35	23.56	672	.54		1.37
(.36)	—	(.36)	24.90	(5.10)	508	.55		1.28
(.38)	—	(.38)	26.57	9.32	390	.55		1.42

(.20)	(2.29)	(2.49)	37.61	6.47	1,604	.86	[7]	.69	[7]
(.27)	(1.75)	(2.02)	37.75	10.01	1,516	.85		.90
(.31)	—	(.31)	36.20	21.57	1,379	.87		.96
(.27)	—	(.27)	30.08	23.16	1,137	.88		1.05
(.28)	—	(.28)	24.68	(5.40)	911	.85		.96
(.30)	—	(.30)	26.35	9.01	911	.85		1.10

See page 32 for footnotes.

New Perspective Fund	27

Financial highlights (continued)

		Income from investment operations[1]
				Net gains
	Net asset	Net		(losses) on
	value,	investment		securities (both	Total from
	beginning	income		realized and	investment
	of period	(loss)[2]		unrealized)	operations
Class 529-B:
Six months ended 3/31/2015[5,6]	$37.24	$(.03)		$2.20	$2.17
Year ended 9/30/2014	35.75	.03		3.21	3.24
Year ended 9/30/2013	29.64	.05		6.06	6.11
Year ended 9/30/2012	24.26	.05		5.33	5.38
Year ended 9/30/2011	25.87	.04		(1.63)	(1.59)
Year ended 9/30/2010	24.04	.06		1.89	1.95
Class 529-C:
Six months ended 3/31/2015[5,6]	36.89	(.02)		2.17	2.15
Year ended 9/30/2014	35.43	.04		3.18	3.22
Year ended 9/30/2013	29.46	.06		6.00	6.06
Year ended 9/30/2012	24.17	.07		5.28	5.35
Year ended 9/30/2011	25.82	.05		(1.62)	(1.57)
Year ended 9/30/2010	24.01	.07		1.88	1.95
Class 529-E:
Six months ended 3/31/2015[5,6]	37.39	.08		2.20	2.28
Year ended 9/30/2014	35.87	.24		3.22	3.46
Year ended 9/30/2013	29.81	.23		6.07	6.30
Year ended 9/30/2012	24.46	.22		5.33	5.55
Year ended 9/30/2011	26.11	.19		(1.63)	(1.44)
Year ended 9/30/2010	24.26	.20		1.89	2.09
Class 529-F-1:
Six months ended 3/31/2015[5,6]	37.74	.17		2.21	2.38
Year ended 9/30/2014	36.18	.42		3.24	3.66
Year ended 9/30/2013	30.07	.39		6.10	6.49
Year ended 9/30/2012	24.68	.36		5.37	5.73
Year ended 9/30/2011	26.34	.35		(1.67)	(1.32)
Year ended 9/30/2010	24.44	.33		1.92	2.25
Class R-1:
Six months ended 3/31/2015[5,6]	36.65	—	[8]	2.15	2.15
Year ended 9/30/2014	35.21	.07		3.17	3.24
Year ended 9/30/2013	29.27	.08		5.96	6.04
Year ended 9/30/2012	24.01	.10		5.24	5.34
Year ended 9/30/2011	25.66	.07		(1.61)	(1.54)
Year ended 9/30/2010	23.87	.09		1.87	1.96
Class R-2:
Six months ended 3/31/2015[5,6]	36.93	—	[8]	2.17	2.17
Year ended 9/30/2014	35.46	.07		3.19	3.26
Year ended 9/30/2013	29.47	.10		6.00	6.10
Year ended 9/30/2012	24.15	.09		5.29	5.38
Year ended 9/30/2011	25.79	.07		(1.62)	(1.55)
Year ended 9/30/2010	23.97	.08		1.88	1.96

28	New Perspective Fund

Dividends and distributions
Dividends		Total				Ratio of		Ratio of net
(from net	Distributions	dividends	Net asset		Net assets,	expenses		income (loss)
investment	(from capital	and	value, end	Total	end of period	to average		to average
income)	gains)	distributions	of period	return[3,4]	(in millions)	net assets		net assets[2]

$—	$(2.29)	$(2.29)	$37.12	6.04%	$22	1.65%[7]		(.17)%[7]
—	(1.75)	(1.75)	37.24	9.15	29	1.64		.08
—	—	—	35.75	20.61	40	1.66		.15
—	—	—	29.64	22.18	51	1.68		.20
(.02)	—	(.02)	24.26	(6.15)	64	1.65		.13
(.12)	—	(.12)	25.87	8.14	92	1.65		.26

—	(2.29)	(2.29)	36.75	6.04	357	1.63	[7]	(.09)[7]
(.01)	(1.75)	(1.76)	36.89	9.18	341	1.63		.11
(.09)	—	(.09)	35.43	20.61	317	1.66		.17
(.06)	—	(.06)	29.46	22.16	268	1.67		.25
(.08)	—	(.08)	24.17	(6.11)	220	1.64		.17
(.14)	—	(.14)	25.82	8.13	227	1.65		.30

(.11)	(2.29)	(2.40)	37.27	6.32	76	1.10	[7]	.45	[7]
(.19)	(1.75)	(1.94)	37.39	9.75	73	1.09		.65
(.24)	—	(.24)	35.87	21.27	68	1.12		.71
(.20)	—	(.20)	29.81	22.81	59	1.14		.78
(.21)	—	(.21)	24.46	(5.62)	49	1.13		.68
(.24)	—	(.24)	26.11	8.66	51	1.14		.81

(.29)	(2.29)	(2.58)	37.54	6.55	65	.64	[7]	.92	[7]
(.35)	(1.75)	(2.10)	37.74	10.27	60	.63		1.12
(.38)	—	(.38)	36.18	21.80	50	.65		1.18
(.34)	—	(.34)	30.07	23.43	36	.67		1.27
(.34)	—	(.34)	24.68	(5.18)	26	.64		1.22
(.35)	—	(.35)	26.34	9.25	20	.64		1.32

—	(2.29)	(2.29)	36.51	6.08	106	1.54	[7]	—	[7,9]
(.05)	(1.75)	(1.80)	36.65	9.28	102	1.55		.20
(.10)	—	(.10)	35.21	20.70	92	1.56		.26
(.08)	—	(.08)	29.27	22.30	83	1.57		.36
(.11)	—	(.11)	24.01	(6.06)	67	1.57		.25
(.17)	—	(.17)	25.66	8.24	69	1.58		.39

—	(2.29)	(2.29)	36.81	6.09	601	1.52	[7]	.02	[7]
(.04)	(1.75)	(1.79)	36.93	9.28	595	1.54		.20
(.11)	—	(.11)	35.46	20.74	599	1.53		.30
(.06)	—	(.06)	29.47	22.32	540	1.58		.33
(.09)	—	(.09)	24.15	(6.07)	492	1.57		.24
(.14)	—	(.14)	25.79	8.20	563	1.61		.33

See page 32 for footnotes.

New Perspective Fund	29

Financial highlights (continued)

		Income from investment operations[1]
			Net gains
	Net asset	Net	(losses) on
	value,	investment	securities (both	Total from
	beginning	income	realized and	investment
	of period	(loss)[2]	unrealized)	operations
Class R-2E:
Six months ended 3/31/2015[5,6]	$38.12	$1.24	$1.16	$2.40
Period from 8/29/2014 to 9/30/2014[5,12]	39.03	.03	(.94)	(.91)
Class R-3:
Six months ended 3/31/2015[5,6]	37.34	.08	2.20	2.28
Year ended 9/30/2014	35.83	.24	3.21	3.45
Year ended 9/30/2013	29.79	.24	6.05	6.29
Year ended 9/30/2012	24.43	.22	5.34	5.56
Year ended 9/30/2011	26.08	.20	(1.64)	(1.44)
Year ended 9/30/2010	24.23	.20	1.90	2.10
Class R-4:
Six months ended 3/31/2015[5,6]	37.69	.14	2.21	2.35
Year ended 9/30/2014	36.14	.36	3.24	3.60
Year ended 9/30/2013	30.04	.34	6.10	6.44
Year ended 9/30/2012	24.64	.31	5.37	5.68
Year ended 9/30/2011	26.30	.29	(1.66)	(1.37)
Year ended 9/30/2010	24.43	.28	1.91	2.19
Class R-5:
Six months ended 3/31/2015[5,6]	38.15	.19	2.25	2.44
Year ended 9/30/2014	36.55	.48	3.27	3.75
Year ended 9/30/2013	30.37	.45	6.15	6.60
Year ended 9/30/2012	24.91	.40	5.43	5.83
Year ended 9/30/2011	26.57	.37	(1.66)	(1.29)
Year ended 9/30/2010	24.66	.32	1.97	2.29
Class R-6:
Six months ended 3/31/2015[5,6]	38.21	.21	2.23	2.44
Year ended 9/30/2014	36.60	.49	3.29	3.78
Year ended 9/30/2013	30.41	.46	6.17	6.63
Year ended 9/30/2012	24.95	.41	5.43	5.84
Year ended 9/30/2011	26.61	.40	(1.68)	(1.28)
Year ended 9/30/2010	24.67	.41	1.89	2.30

	Six months
	ended
	March 31,	Year ended September 30
	2015[4,5,6]	2014	2013	2012	2011	2010
Portfolio turnover rate for all share classes	12%	25%	30%	16%	24%	24%

See Notes to Financial Statements

30	New Perspective Fund

Dividends and distributions
Dividends		Total					Ratio of		Ratio of net
(from net	Distributions	dividends	Net asset		Net assets,		expenses		income (loss)
investment	(from capital	and	value, end	Total	end of period		to average		to average
income)	gains)	distributions	of period	return[3,4]	(in millions)		net assets		net assets[2]

$(.34)	$(2.29)	$(2.63)	$37.89	6.53%[10]	$—	[11]	.65%[7,10]		6.64%[7,10]
—	—	—	38.12	(2.33)[10]	—	[11]	.05	[4,10]	.08	[4,10]

(.10)	(2.29)	(2.39)	37.23	6.32	1,693		1.09	[7]	.45	[7]
(.19)	(1.75)	(1.94)	37.34	9.75	1,670		1.10		.64
(.25)	—	(.25)	35.83	21.25	1,625		1.11		.73
(.20)	—	(.20)	29.79	22.87	1,317		1.12		.80
(.21)	—	(.21)	24.43	(5.62)	1,068		1.11		.70
(.25)	—	(.25)	26.08	8.71	1,159		1.12		.82

(.22)	(2.29)	(2.51)	37.53	6.50	1,899		.79	[7]	.75	[7]
(.30)	(1.75)	(2.05)	37.69	10.09	1,851		.80		.95
(.34)	—	(.34)	36.14	21.63	1,643		.80		1.03
(.28)	—	(.28)	30.04	23.25	1,327		.81		1.12
(.29)	—	(.29)	24.64	(5.34)	1,039		.81		1.01
(.32)	—	(.32)	26.30	9.01	1,039		.81		1.12

(.34)	(2.29)	(2.63)	37.96	6.65	1,488		.49	[7]	1.02	[7]
(.40)	(1.75)	(2.15)	38.15	10.41	1,386		.49		1.26
(.42)	—	(.42)	36.55	21.99	1,278		.50		1.35
(.37)	—	(.37)	30.37	23.64	1,253		.50		1.41
(.37)	—	(.37)	24.91	(5.04)	1,037		.51		1.29
(.38)	—	(.38)	26.57	9.34	1,241		.51		1.29

(.35)	(2.29)	(2.64)	38.01	6.65	8,184		.45	[7]	1.11	[7]
(.42)	(1.75)	(2.17)	38.21	10.48	7,317		.45		1.30
(.44)	—	(.44)	36.60	22.05	5,887		.45		1.38
(.38)	—	(.38)	30.41	23.67	3,902		.46		1.47
(.38)	—	(.38)	24.95	(4.99)	2,896		.46		1.38
(.36)	—	(.36)	26.61	9.40	2,437		.46		1.63

See page 32 for footnotes.

New Perspective Fund	31

Financial highlights (continued)

[1]	Based on average shares outstanding.
[2]	For the year ended September 30, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.04 and .11 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Not annualized.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Unaudited.
[7]	Annualized.
[8]	Amount less than $.01.
[9]	Amount less than .01%.
[10]	Class R-2E assets consisted solely of seed capital invested by CRMC; therefore, certain fees were not accrued.
[11]	Amount less than $1 million.
[12]	Class R-2E shares were offered beginning August 29, 2014.

32	New Perspective Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (October 1, 2014, through March 31, 2015).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

New Perspective Fund	33

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	10/1/2014	3/31/2015	during period*	expense ratio
Class A - actual return	$1,000.00	$1,064.85	$3.96	.77%
Class A - assumed 5% return	1,000.00	1,021.09	3.88	.77
Class B - actual return	1,000.00	1,060.88	7.86	1.53
Class B - assumed 5% return	1,000.00	1,017.30	7.70	1.53
Class C - actual return	1,000.00	1,060.62	8.07	1.57
Class C - assumed 5% return	1,000.00	1,017.10	7.90	1.57
Class F-1 - actual return	1,000.00	1,064.81	4.22	.82
Class F-1 - assumed 5% return	1,000.00	1,020.84	4.13	.82
Class F-2 - actual return	1,000.00	1,065.88	2.83	.55
Class F-2 - assumed 5% return	1,000.00	1,022.19	2.77	.55
Class 529-A - actual return	1,000.00	1,064.66	4.43	.86
Class 529-A - assumed 5% return	1,000.00	1,020.64	4.33	.86
Class 529-B - actual return	1,000.00	1,060.37	8.48	1.65
Class 529-B - assumed 5% return	1,000.00	1,016.70	8.30	1.65
Class 529-C - actual return	1,000.00	1,060.38	8.37	1.63
Class 529-C - assumed 5% return	1,000.00	1,016.80	8.20	1.63
Class 529-E - actual return	1,000.00	1,063.16	5.66	1.10
Class 529-E - assumed 5% return	1,000.00	1,019.45	5.54	1.10
Class 529-F-1 - actual return	1,000.00	1,065.46	3.30	.64
Class 529-F-1 - assumed 5% return	1,000.00	1,021.74	3.23	.64
Class R-1 - actual return	1,000.00	1,060.80	7.91	1.54
Class R-1 - assumed 5% return	1,000.00	1,017.25	7.75	1.54
Class R-2 - actual return	1,000.00	1,060.86	7.81	1.52
Class R-2 - assumed 5% return	1,000.00	1,017.35	7.64	1.52
Class R-2E - actual return	1,000.00	1,065.32	3.35	.65
Class R-2E - assumed 5% return	1,000.00	1,021.69	3.28	.65
Class R-3 - actual return	1,000.00	1,063.21	5.61	1.09
Class R-3 - assumed 5% return	1,000.00	1,019.50	5.49	1.09
Class R-4 - actual return	1,000.00	1,064.97	4.07	.79
Class R-4 - assumed 5% return	1,000.00	1,020.99	3.98	.79
Class R-5 - actual return	1,000.00	1,066.49	2.52	.49
Class R-5 - assumed 5% return	1,000.00	1,022.49	2.47	.49
Class R-6 - actual return	1,000.00	1,066.52	2.32	.45
Class R-6 - assumed 5% return	1,000.00	1,022.69	2.27	.45

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

34	New Perspective Fund

Approval of Investment Advisory and Service Agreement

New Perspective Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) through January 31, 2016. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital and secondary objective of future income. They compared the fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through June 30, 2014. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper Global Funds Index, the MSCI ACWI (All Country World Index) and the MSCI World Index. They noted that the investment results of the fund compared favorably to those of these indexes for the 20-year, 10 year and five-year periods. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

New Perspective Fund	35

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Global Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC received the benefit of research provided by broker-dealers executing portfolio transactions made on behalf of the fund, it did not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

36	New Perspective Fund

Offices of the fund and of the investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

K&L Gates LLP

Four Embarcadero Center, Suite 1200

San Francisco, CA 94111-5994

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus,which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec. gov and on the American Funds website.

A complete March 31, 2015, portfolio of New Perspective Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New Perspective Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or,for a fee,copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New Perspective Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2015, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with team-work. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 54% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2014.
[2]	Based on Class A share results for rolling periods through December 31, 2014. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2014, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

New Perspective Fund®
Investment portfolio
March 31, 2015
unaudited
Common stocks 93.46% Consumer discretionary 17.19%	Shares	Value (000)
Amazon.com, Inc.[1]	3,880,000	$1,443,748
Naspers Ltd., Class N2	6,045,060	928,153
Home Depot, Inc.	6,668,100	757,563
Priceline Group Inc.[1]	635,900	740,283
Liberty Global PLC, Class C1	7,145,100	355,897
Liberty Global PLC, Class A1	5,192,500	267,258
Walt Disney Co.	3,800,000	398,582
Burberry Group PLC[2]	14,039,591	360,563
CBS Corp., Class B	5,820,650	352,906
Toyota Motor Corp.[2]	4,961,300	346,257
Twenty-First Century Fox, Inc., Class A	9,230,000	312,343
The Swatch Group AG, non-registered shares[2]	444,118	188,187
The Swatch Group AG2	1,455,093	121,937
Royal Caribbean Cruises Ltd.	3,450,000	282,383
Time Warner Inc.	3,333,700	281,498
Delphi Automotive PLC	2,785,900	222,148
NIKE, Inc., Class B	2,170,300	217,746
Publicis Groupe SA2	2,542,039	196,270
MGM Resorts International[1]	9,125,000	191,899
Tesla Motors, Inc.[1]	1,000,000	188,770
Starbucks Corp.	1,917,800	181,616
Industria de Diseño Textil, SA2	5,218,285	167,309
Tiffany & Co.	1,884,100	165,820
Norwegian Cruise Line Holdings Ltd.[1]	2,937,000	158,627
adidas AG2	1,964,678	155,764
Expedia, Inc.	1,500,000	141,195
Honda Motor Co., Ltd.[2]	4,342,800	141,140
Carnival Corp., units	2,502,000	119,696
Johnson Controls, Inc.	2,332,000	117,626
Daimler AG2	1,060,700	102,160
lululemon athletica inc.[1]	1,546,100	98,981
DENSO Corp.[2]	1,855,900	84,731
LVMH Moet Hennessy Vuitton SE2	405,000	71,475
Christian Dior SE2	370,000	69,502
Suzuki Motor Corp.[2]	2,285,200	68,745
Electrolux AB, Series B2	1,826,700	52,320
Wynn Macau, Ltd.[2]	21,409,600	46,072
Whirlpool Corp.	157,300	31,784
Hyundai Mobis Co., Ltd.[2]	140,700	31,233
		10,160,187
Health care 15.16%
Novo Nordisk A/S, Class B2	56,236,585	3,009,026
Regeneron Pharmaceuticals, Inc.[1]	2,265,150	1,022,670
Bayer AG2	4,685,000	703,946
Novartis AG2	6,815,000	673,930
Vertex Pharmaceuticals Inc.[1]	3,959,000	467,043
New Perspective Fund — Page 1 of 7

unaudited
Common stocks Health care (continued)	Shares	Value (000)
Merck & Co., Inc.	7,730,000	$444,321
Incyte Corp.[1]	3,836,800	351,681
Roche Holding AG2	1,230,300	339,246
Bristol-Myers Squibb Co.	4,093,200	264,011
AstraZeneca PLC[2]	3,357,100	230,163
Cerner Corp.[1]	3,072,800	225,113
Grifols, SA, Class B (ADR)	4,014,038	131,700
Grifols SA, Class B, preferred nonvoting, non-registered shares[2]	2,215,400	74,148
Boston Scientific Corp.[1]	11,511,200	204,324
Medtronic PLC	2,330,000	181,717
Gilead Sciences, Inc.[1]	1,732,000	169,961
Biogen Inc.[1]	351,000	148,206
UCB SA2	1,204,204	86,776
Sonic Healthcare Ltd.[2]	4,753,304	73,846
Hologic, Inc.[1]	1,990,000	65,720
Fresenius SE & Co. KGaA[2]	825,600	49,302
Sonova Holding AG2	308,658	42,806
		8,959,656
Information technology 15.02%
Google Inc., Class C1	990,400	542,739
Google Inc., Class A1	653,900	362,719
Microsoft Corp.	21,610,000	878,555
Taiwan Semiconductor Manufacturing Co., Ltd.[2]	162,320,994	753,059
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	3,000,000	70,440
ASML Holding NV2	5,538,381	564,327
ASML Holding NV (New York registered)	2,564,870	259,129
Avago Technologies Ltd.	5,091,800	646,557
Murata Manufacturing Co., Ltd.[2]	4,205,900	579,446
MasterCard Inc., Class A	4,900,000	423,311
Visa Inc., Class A	6,061,200	396,463
VeriSign, Inc.[1]	5,793,044	387,960
Texas Instruments Inc.	6,641,662	379,803
Alcatel-Lucent[1,2]	88,049,330	333,215
Naver Corp.[2]	522,823	315,523
Nintendo Co., Ltd.[2]	1,920,800	282,678
Hewlett-Packard Co.	8,500,000	264,860
salesforce.com, inc.[1]	3,211,200	214,540
Amphenol Corp., Class A	3,132,000	184,569
Trend Micro Inc.[2]	4,585,800	151,306
Jabil Circuit, Inc.	6,048,500	141,414
NetSuite Inc.[1]	1,457,401	135,189
Oracle Corp.	2,801,300	120,876
Apple Inc.	826,000	102,779
Analog Devices, Inc.	1,615,000	101,745
TDK Corp.[2]	1,152,400	81,906
Gemalto NV2	826,700	65,921
Infineon Technologies AG2	4,050,000	48,493
TE Connectivity Ltd.	521,875	37,377
ARM Holdings PLC[2]	1,670,000	27,342
Rackspace Hosting, Inc.[1]	380,000	19,604
		8,873,845
New Perspective Fund — Page 2 of 7

unaudited
Common stocks Industrials 12.76%	Shares	Value (000)
United Continental Holdings, Inc.[1]	12,490,000	$839,952
Delta Air Lines, Inc.	15,000,000	674,400
United Technologies Corp.	5,227,900	612,710
American Airlines Group Inc.	10,590,000	558,940
Boeing Co.	3,548,400	532,544
KONE Oyj, Class B2	8,120,300	359,965
Geberit AG2	925,000	347,241
Ryanair Holdings PLC (ADR)	3,869,499	258,366
Rolls-Royce Holdings PLC[1,2]	18,038,000	254,654
General Electric Co.	9,460,300	234,710
Schneider Electric SE2	2,991,490	232,689
Airbus Group NV, non-registered shares[2]	3,481,724	226,244
ASSA ABLOY AB, Class B2	3,678,200	219,225
Eaton Corp. PLC	3,078,900	209,180
Towers Watson & Co., Class A	1,540,800	203,671
Safran SA2	2,910,840	203,426
FANUC CORP.[2]	921,800	201,438
Kawasaki Heavy Industries, Ltd.[2]	33,421,000	168,864
Nielsen NV	3,748,400	167,066
Honeywell International Inc.	1,345,000	140,297
Adecco SA2	1,593,000	132,706
Danaher Corp.	1,468,700	124,693
Jardine Matheson Holdings Ltd.[2]	1,876,000	118,411
International Consolidated Airlines Group, SA (CDI)[1,2]	13,055,000	116,705
Michael Page International PLC[2]	14,279,900	110,303
Atlas Copco AB, Class B2	2,008,900	59,362
Cummins Inc.	362,000	50,188
Larsen & Toubro Ltd.[2]	1,683,543	46,244
Kubota Corp.[2]	2,469,000	39,118
Caterpillar Inc.	460,000	36,814
Marubeni Corp.[2]	5,700,000	32,979
Komatsu Ltd.[2]	1,516,700	29,829
		7,542,934
Financials 11.40%
AIA Group Ltd.[2]	127,676,400	800,212
CME Group Inc., Class A	7,429,332	703,632
ACE Ltd.	5,018,800	559,546
Prudential PLC[2]	17,986,141	445,341
ICICI Bank Ltd. (ADR)	34,633,500	358,803
ICICI Bank Ltd.[2]	16,650,797	83,883
JPMorgan Chase & Co.	7,220,000	437,388
Goldman Sachs Group, Inc.	1,882,100	353,778
American Express Co.	4,275,000	333,963
Moody’s Corp.	3,040,400	315,594
ORIX Corp.[2]	20,419,440	287,203
AXA SA2	9,802,650	247,190
ING Groep NV, depository receipts[1,2]	14,635,000	214,657
Sumitomo Mitsui Financial Group, Inc.[2]	5,021,000	192,401
Morgan Stanley	4,750,000	169,527
Sampo Oyj, Class A2	2,980,000	150,581
Intercontinental Exchange, Inc.	544,600	127,039
Weyerhaeuser Co.[1]	3,770,000	124,976
McGraw Hill Financial, Inc.	1,100,000	113,740
HSBC Holdings PLC (GBP denominated)[2]	13,132,500	111,760
New Perspective Fund — Page 3 of 7

unaudited
Common stocks Financials (continued)	Shares	Value (000)
Allianz SE2	585,000	$101,651
DNB ASA[2]	6,204,318	99,863
BNP Paribas SA2	1,428,750	86,893
UniCredit SpA[2]	10,000,000	67,828
Banco Santander, SA1,2	8,167,255	61,426
Tokio Marine Holdings, Inc.[2]	1,550,000	58,582
Bank of Nova Scotia	1,100,000	55,185
Deutsche Bank AG2	1,226,667	42,678
Banco Bilbao Vizcaya Argentaria, SA2	2,877,252	29,037
		6,734,357
Consumer staples 10.10%
Associated British Foods PLC[2]	15,068,556	629,537
Pernod Ricard SA2	4,768,616	562,716
British American Tobacco PLC[2]	10,747,500	555,271
Nestlé SA2	6,527,300	492,807
Coca-Cola Co.	8,816,100	357,493
Unilever NV, depository receipts[2]	7,791,500	325,948
Philip Morris International Inc.	4,289,000	323,090
Costco Wholesale Corp.	1,940,000	293,900
SABMiller PLC[2]	4,591,308	240,257
Walgreens Boots Alliance, Inc.	2,535,000	214,664
Shiseido Co., Ltd.[2]	12,065,400	214,371
L’Oréal SA, non-registered shares[2]	1,030,433	189,728
Kao Corp.[2]	3,590,000	179,240
Mondelez International, Inc.	4,309,000	155,512
Anheuser-Busch InBev NV2	1,215,600	148,699
Orion Corp.[2]	139,000	144,666
Danone SA2	1,812,637	121,985
Shoprite Holdings Ltd.[2]	8,662,412	116,998
Seven & i Holdings Co., Ltd.[2]	2,760,000	116,142
Colgate-Palmolive Co.	1,624,000	112,608
PepsiCo, Inc.	1,059,600	101,319
Procter & Gamble Co.	1,134,000	92,920
Alimentation Couche-Tard Inc., Class B	2,220,000	88,464
Japan Tobacco Inc.[2]	1,912,800	60,437
Coca-Cola HBC AG (CDI)[2]	1,735,791	31,159
United Spirits Ltd.[1,2]	511,642	29,977
Unilever PLC[2]	677,000	28,237
Casino, Guichard-Perrachon SA2	302,700	26,777
Avon Products, Inc.	1,990,100	15,901
		5,970,823
Materials 3.28%
Monsanto Co.	2,383,600	268,250
FMC Corp.	3,416,000	195,566
Newmont Mining Corp.	8,000,000	173,680
Holcim Ltd.[2]	2,173,140	162,354
First Quantum Minerals Ltd.	13,337,300	161,642
Rio Tinto PLC[2]	3,735,000	152,582
Linde AG2	676,727	137,964
Koninklijke DSM NV2	2,227,147	124,435
Vale SA, ordinary nominative (ADR)	16,880,300	95,374
Praxair, Inc.	718,000	86,691
Dow Chemical Co.	1,580,000	75,808
New Perspective Fund — Page 4 of 7

unaudited
Common stocks Materials (continued)	Shares	Value (000)
Glencore PLC[2]	16,985,000	$71,507
Potash Corp. of Saskatchewan Inc.	2,200,000	70,950
Mosaic Co.	1,433,000	66,004
BHP Billiton Ltd. (ADR)	1,000,000	46,470
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[1]	3,357,464	31,795
Impala Platinum Holdings Ltd.[2]	3,865,000	18,750
		1,939,822
Energy 2.83%
Enbridge Inc.	5,361,772	258,447
Oil Search Ltd.[2]	45,007,094	246,610
EOG Resources, Inc.	2,194,316	201,197
Noble Energy, Inc.	3,330,000	162,837
Canadian Natural Resources, Ltd.	5,105,000	156,469
FMC Technologies, Inc.[1]	3,293,000	121,874
Chevron Corp.	1,109,300	116,454
BG Group PLC[2]	7,300,000	89,678
Schlumberger Ltd.	850,000	70,924
Cenovus Energy Inc. (CAD denominated)	2,098,300	35,371
Cenovus Energy Inc.	1,677,400	28,314
Royal Dutch Shell PLC, Class B2	1,630,998	50,669
Royal Dutch Shell PLC, Class B (ADR)	200,000	12,540
Cobalt International Energy, Inc.[1]	5,034,512	47,375
Halliburton Co.	1,000,000	43,880
Ensco PLC, Class A	855,000	18,015
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	1,968,000	11,828
		1,672,482
Telecommunication services 1.06%
SoftBank Corp.[2]	5,678,334	330,079
Singapore Telecommunications Ltd.[2]	36,020,000	114,817
América Móvil, SAB de CV, Series L (ADR)	3,314,800	67,821
Vodafone Group PLC[2]	19,925,600	65,118
Orange SA2	3,000,000	48,266
		626,101
Utilities 0.24%
Cheung Kong Infrastructure Holdings Ltd.[2]	16,732,000	143,699
Miscellaneous 4.42%
Other common stocks in initial period of acquisition		2,610,977
Total common stocks (cost: $33,680,300,000)		55,234,883
Rights & warrants 0.00% Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		415
Total rights & warrants (cost: $407,000)		415
New Perspective Fund — Page 5 of 7

unaudited
Convertible bonds 0.01% Consumer staples 0.01%	Principal amount (000)	Value (000)
Shoprite Holdings Ltd. 6.50% convertible notes 2017	ZAR43,260	$3,921
Total convertible bonds (cost: $5,605,000)		3,921
Bonds, notes & other debt instruments 0.12% U.S. Treasury bonds & notes 0.12% U.S. Treasury 0.12%
U.S. Treasury 0.25% 2015	$38,300	38,320
U.S. Treasury 0.25% 2015	31,325	31,335
Total bonds, notes & other debt instruments (cost: $69,642,000)		69,655
Short-term securities 6.27%
ANZ New Zealand (International) Ltd. 0.22% due 5/12/2015[3]	94,800	94,786
Australia & New Zealand Banking Group, Ltd. 0.15%–0.16% due 4/16/2015–4/30/2015[3]	97,800	97,794
Bank of Nova Scotia 0.20%–0.21% due 7/13/2015–8/3/2015[3]	179,700	179,616
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.16%–0.19% due 4/6/2015–5/11/2015	108,900	108,886
CAFCO, LLC 0.20% due 5/1/2015	50,000	49,993
Canada Bills 0.10% due 5/7/2015	15,000	14,999
Chevron Corp. 0.14% due 4/14/2015[3]	50,000	49,998
Coca-Cola Co. 0.16%–0.18% due 4/2/2015–4/27/2015[3]	100,000	99,999
Electricité de France 0.18%–0.19% due 5/15/2015–6/18/2015[3]	121,700	121,657
Fannie Mae 0.03%–0.22% due 4/1/2015–1/4/2016	558,300	558,177
Federal Farm Credit Banks 0.11%–0.13% due 4/16/2015–5/11/2015	49,000	49,000
Federal Home Loan Bank 0.06%–0.20% due 4/1/2015–11/23/2015	632,700	632,490
Freddie Mac 0.08%–0.27% due 4/14/2015–12/14/2015	462,500	462,398
General Electric Capital Corp. 0.20% due 4/2/2015	50,000	50,000
KfW 0.16% due 5/22/2015[3]	54,700	54,694
Mitsubishi UFJ Trust and Banking Corp. 0.20%–0.25% due 5/6/2015–6/3/2015[3]	172,400	172,356
National Australia Bank Ltd. 0.16% due 6/2/2015–6/4/2015[3]	169,900	169,851
Nordea Bank AB 0.18%–0.23% due 4/1/2015–6/8/2015[3]	184,800	184,777
Old Line Funding, LLC 0.22%–0.27% due 5/26/2015–8/13/2015[3]	144,339	144,271
Sumitomo Mitsui Banking Corp. 0.17% due 5/8/2015[3]	95,400	95,381
Svenska Handelsbanken Inc. 0.20%–0.21% due 4/17/2015–7/2/2015[3]	139,700	139,653
Toronto-Dominion Holdings USA Inc. 0.17%–0.42% due 6/5/2015–11/20/2015[3]	83,400	83,307
Westpac Banking Corp. 0.22%–0.23% due 5/20/2015–5/27/2015[3]	93,700	93,685
Total short-term securities (cost: $3,707,472,000)		3,707,768
Total investment securities 99.86% (cost: $37,463,426,000)		59,016,642
Other assets less liabilities 0.14%		83,074
Net assets 100.00%		$59,099,716
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
New Perspective Fund — Page 6 of 7

unaudited
Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $437,225,000 over the prior 12-month period.
	Settlement date	Counterparty	Contract amount		Unrealized appreciation (depreciation) at 3/31/2015 (000)
			Receive (000)	Deliver (000)
Sales:
Japanese yen	4/14/2015	HSBC Bank	$32,505	¥3,850,000	$397
Japanese yen	4/16/2015	Citibank	$77,461	¥9,400,000	(934)
Japanese yen	4/23/2015	JPMorgan Chase	$11,408	¥1,378,000	(86)
Japanese yen	4/27/2015	Bank of America, N.A.	$25,052	¥3,000,000	28
Japanese yen	4/27/2015	UBS AG	$11,507	¥1,378,000	13
Japanese yen	4/28/2015	Bank of America, N.A.	$11,404	¥1,379,000	(99)
Japanese yen	5/19/2015	Bank of New York Mellon	$50,877	¥6,065,000	273
Japanese yen	5/19/2015	Citibank	$17,609	¥2,100,000	87
Japanese yen	6/4/2015	Bank of America, N.A.	$177,517	¥21,300,000	(239)
					$(560)

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $24,135,227,000, which represented 40.84% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,781,825,000, which represented 3.01% of the net assets of the fund.

Key to abbreviations and symbol
ADR = American Depositary Receipts
CDI = CREST Depository Interest
CAD = Canadian dollars
GBP = British pounds
¥ = Japanese yen
ZAR = South African rand
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-007-0515O-S42178	New Perspective Fund — Page 7 of 7

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in our internal control over financial reporting during the quarter ended March 31, 2015, which were identified in connection with management's evaluation required by paragraph (d) of Rule 13a-15 and 15d-15 under the Exchange Act, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting, other than as provided below.

Effective November 10, 2014, the New Perspective Fund’s investment adviser implemented a new accounting system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the New Perspective Fund’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW PERSPECTIVE FUND

By /s/ Walter R. Burkley
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: May 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Walter R. Burkley
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: May 29, 2015

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: May 29, 2015